Exhibit 99.1

Golden Star Announces Cancellation of Business Combination Extraordinary General Meeting

NEW YORK, May 24, 2024 (GLOBE NEWSWIRE) – Golden Star Acquisition Corporation (NASDAQ: GODN) (the “Company” or “Golden Star”) today announced that it has cancelled the extraordinary general meeting of its shareholders that was previously scheduled for 10:00 a.m. Eastern Time on May 30, 2024 (the “Business Combination EGM”), and has withdrawn from consideration by the shareholders the proposals set forth in the Company’s definitive proxy statement for the Business Combination EGM filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 17, 2024.

As previously announced, on September 16, 2023, the Company entered into a definitive business combination agreement (the “Business Combination Agreement”) with Gamehaus Inc. (“Gamehaus”), a mobile game publishing company. On May 17, 2024, the Company filed its definitive proxy statement, announcing the Business Combination EGM to consider and vote upon, among other things, the adoption of the Business Combination Agreement and the approval of the transactions contemplated under the Business Combination Agreement.

On May 22, 2024, Gamehaus notified the Company that it received a written notice from the China Securities Regulatory Commission (the “CSRC”), requiring it to complete the filing with the CSRC pursuant to the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies, as promulgated by the CSRC on February 17, 2023. Pursuant to Section 8.1(l) of the Business Combination Agreement, the obligations of the parties to consummate the transactions contemplated thereunder are subject to Gamehaus having received the necessary approval from the CSRC, among others. Therefore, the board of directors of the Company has decided to cancel the Business Combination EGM to allow more time for the closing conditions under the Business Combination Agreement to be met.

About Golden Star

Golden Star Acquisition Corporation is a blank check company formed as an exempted company under the laws of the Cayman Islands whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

This press release relates to a proposed business combination among Golden Star, Gamehaus and certain other entities as contemplated under the Business Combination Agreement (the “Proposed Business Combination”). This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Proposed Business Combination, Gamehaus Holdings Inc. (“Pubco”) has filed a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) with the SEC that includes a proxy statement/prospectus and other relevant documents to be distributed by Golden Star to its shareholders as of the record date to be established for voting on the Proposed Business Combination in connection with its solicitation of proxies for the vote by its shareholders in connection with the Proposed Business Combination and the other matters as described in such proxy statement. Golden Star and Pubco will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of Golden Star are urged to read the Registration Statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Golden Star through the website maintained by the SEC at www.sec.gov. The documents filed by Golden Star with the SEC also may be obtained free of charge upon written request to Golden Star Acquisition Corporation, 99 Hudson Street, 5th Floor, New York, New York 10013.

Participants in the Solicitation

Golden Star, Pubco and Gamehaus, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Golden Star shareholders in connection with the Proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Golden Star’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus included in the Registration Statement filed with the SEC in connection with the Proposed Business Combination. You can find more information about Golden Star’s directors and executive officers in Golden Star’s final prospectus related to its initial public offering dated May 1, 2023 and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Business Combination among Golden Star, Gamehaus and certain other entities. Forward-looking statements include information concerning Golden Star’s and Gamehaus’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Proposed Business Combination will generate returns for shareholders. These forward-looking statements are based on Golden Star’s or Gamehaus’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Proposed Business Combination; (b) the outcome of any legal proceedings that may be instituted against Golden Star, Gamehaus, or others following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Proposed Business Combination due to the failure to obtain the approval of the shareholders of Golden Star or Gamehaus or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Proposed Business Combination; (f) the risk that the Proposed Business Combination disrupts current plans and operations of Gamehaus or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on Gamehaus’s business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of Gamehaus to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Proposed Business Combination; (j) the price of Golden Star’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Gamehaus operates, variations in operating performance across competitors, changes in laws and regulations affecting Gamehaus’s business, Gamehaus’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure; (k) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the Proposed Business Combination and negatively impact the trading price of Golden Star’s securities and the attractiveness of the Proposed Business Combination to investors; (l) the possibility that Golden Star and Gamehaus may be adversely affected by other economic, business, and/or competitive factors; (m) Gamehaus’ ability to execute its business plans and strategies; (n) Gamehaus’ estimates of expenses and profitability; (o) the amount of redemption requests made by Golden Star’s public shareholders; (p) the risk that the transaction may not be completed by Golden Star’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by Golden Star; and (q) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the Proposed Business Combination or on the ability to implement business plans, forecasts, and other risks and uncertainties indicated from time to time in Golden Star’s annual report for the fiscal year ended December 31, 2023 filed with the SEC on March 29, 2024, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Golden Star. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Golden Star’s annual report, the joint proxy statement/prospectus on Form F-4 discussed above and other documents filed by Golden Star or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pubco, Gamehaus and Golden Star assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Pubco, Gamehaus nor Golden Star gives any assurance that either Pubco, Gamehaus or Golden Star, or the combined company, will achieve its expectations.

Company Contacts:

Mr. Kenneth Lam

Chief Financial Officer

Golden Star Acquisition Corporation

99 Hudson Street, 5th Floor

New York, New York 10013

Tel.: (646) 706-5365

Email: cfo@goldenstarcorp.net